                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 17, 2000

                         CHASE CREDIT CARD MASTER TRUST
          Series 1996-4, Series 1997-1, Series 1997-2, Series 1997-3,
           Series 1997-4, Series 1997-5, Series 1998-2, Series 1998-3,
          Series 1998-5, Series 1998-6, Series 1999-1, Series 1999-2,
                         Series 1999-3 and Series 2000-1
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                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
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             (Exact name of registrant as specified in its charter)


         United States                         333-74303                           22-2382028
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(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


          802 Delaware Avenue, Wilmington, Delaware                  19801
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          (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

Item 5.  Other Events:

         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of 23 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1999, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On April 17, 2000, Chase USA, on behalf of The Chase Manhattan Bank as servicer, distributed monthly interest to the holders of the Series 1996-4, 1997-1, 1997-2, 1997-3, 1997-4, 1997-5, 1998-2, 1998-3, 1998-5, 1998-6, 1999-1,
1999-2, 1999-3 and 2000-1 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.

Item 7(c).     Exhibits

               Exhibits       Description
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               20.1 Monthly Reports with respect to the April 17, 2000 distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 26, 2000

                                              The Chase Manhattan Bank,
                                              as Servicer

                                              By:  /s/ Patrick Margey
                                              ----------------------------------
                                              Name:    Patrick Margey
                                              Title:   Vice President

                                  INDEX TO EXHIBITS
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Exhibit No.                       Description
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20.1                              Monthly  Reports  with respect to the April
                                  17, 2000 distribution